                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): August 27, 1997

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

 Georgia               001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

624 Ellis Street, Augusta, Georgia                            30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************

Filed: October 8, 1997

  ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") has acquired the following apartment properties in the third quarter of 1997, for which financial statements are being filed herewith.

       A. DULUTH, GEORGIA. The Company has acquired an apartment property in Duluth, Georgia. The apartment property is described as follows:


                                                                               Acquisition
Name of           Sellers                   Market        Date                    Cost                         Occupancy
Apartments         <F1>                    Location      Acquired     Units       <F2>       Debt Assumed        <F3>
----------------------------------------------------------------------------------------------------------------------------------
Chatelaine        Dominion CSP, L.P.        Duluth,      08/27/97      303      $23,412,500      $0              94%
Park Apartments   a Georgia Limited         Georgia
                  Partnership

----------------------------------------------------------------------------------------------------------------------------------

<F1>   The seller is not related to or affiliated with the Company.
<F2>   Includes acquisition costs incurred to date.
<F3>   Physical occupancy at August 27, 1997.

  The acquisition was paid for with cash. The seller was unrelated to the Company.

  This acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which are compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

       B. DALLAS, TEXAS. On September 18, 1997, the Company (through wholly owned subsidiaries) acquired all of the interests in three limited partnerships which own three apartment communities containing 1,018 units in Dallas and Fort Worth, Texas. The communities were all completed in 1996. The aggregate purchase price of the three partnerships was $68.4 million.

     The communities owned by the acquired partnerships, the names of the partnerships, the names of the sellers, the number of units and the allocated cost are as follows:


Name of         Name of               Names of                         Market             Acquisition   Occupancy
Apartments      Partnership           Seller <F4>                      Location  Units    Cost <F5>       <F6>
-----------     ------------------   -------------------------------   --------  -----    ----------    ---------

Riverhill       McCaslin              McCaslin Development I Limited    Dallas
                Riverhill, Ltd.       Barrow-Heath Riverhill, Ltd.      TX        334    $22,000,000       90%


The Wimberly    The Wimberly          McCaslin Development I Limited    Dallas    372    $26,500,000       93%
                Apartment Homes, Ltd. (and 31 other limited partners)   TX

Hidden Lakes    McCaslin              McCaslin Development I Limited    Fort      312    $20,000,000       91%
                Hidden Lakes, Ltd.    (and 17 other limited partners)   Worth, TX
============    ===================   ===============================   =====     ====   ============    ========
                                                                       TOTAL     1,018   $68,500,000

<F4>   None of the Sellers are related to or affiliated with the Company.
<F5>   Includes debt of the partnerships that was fully paid by the partnerships immediately upon the acquisition. No other debts were assumed by the Company. Includes acquisition costs incurred to date.
<F6>   Physical occupancy at September 18, 1997.

     The acquisitions were made for cash, funded from the Company's $200 million revolving credit facility described in the Company's Form 8-K filed September 23, 1997.

    This acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which are compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Attached hereto are audited statements of excess of revenues over specific operating expenses with respect to Chatelaine Park Apartments and with respect to the combined operations of The Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lakes Apartments. Also attached are unaudited pro forma consolidated statements of operations as if the Company acquired Polos East Apartments, Ranchstone Apartments, The Oaks Apartments, The Pointe Apartments, Coventry at City View Apartments, Palms at Southshore Apartments, Chatelaine Apartments, Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lakes Apartments as of the beginning of each period presented and a consent of independent public accountants.

                                 SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MERRY LAND & INVESTMENT COMPANY,
 INC.
                              (Registrant)

             /s/
 By:____________________________
    Dorrie E. Green
    As Its Vice President

                       CHATELAINE PARK APARTMENTS
                STATEMENTS OF THE EXCESS OF REVENUES OVER
             SPECIFIC OPERATING EXPENSES FOR THE YEAR ENDED
               DECEMBER 31, 1996 AND THE SIX MONTHS ENDED
              JUNE 30, 1997 TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of CHATELAINE PARK APARTMENTS for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of CHATELAINE PARK APARTMENTS for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
September 22, 1997

                       CHATELAINE PARK APARTMENTS
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
           EXPENSES FOR THE YEAR ENDED DECEMBER 31, 1996 AND
                   THE SIX MONTHS ENDED JUNE 30, 1997


                                                                Six Months
                                                   Year Ended    Ended
                                                  December 31,  June 30,
                                                     1996         1997
                                                   ----------   ----------
                                                                (Unaudited)
REVENUES:
  Rents (Note 1)                                   $1,308,830   $1,239,147
  Other Income                                         93,669       77,416
                                                    ----------  ----------
       Total revenues                               1,402,499    1,316,563                         ----------     ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Real estate taxes                                   142,671      235,241
  Personnel                                           303,556      144,241
  Utilities                                           117,695       34,208
  Repairs, maintenance, and contract services         111,858       63,856
  General and administrative                          146,175      100,209
  Marketing                                           117,372       48,556
  Property insurance                                    9,676       18,287
                                                    ----------   ----------
                  Total specific operating expenses   949,003      644,598
                                                    ----------   ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                                 $453,496     $671,965
                                                   ==========     ==========

     The accompanying notes are an integral part of these statements.

                       CHATELAINE PARK APARTMENTS
              NOTES TO THE STATEMENTS OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
                  FOR THE YEAR ENDED DECEMBER 31, 1996
                 AND THE SIX MONTHS ENDED JUNE 30, 1997

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Description of Properties

On August 27, 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased Chatelaine Park Apartments located in Duluth, Gwinnett County, Georgia, from Dominion CSP, L.P. for approximately $23.4 million cash.

  Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.  BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

        THE COMBINED OPERATIONS OF THE WIMBERLY APARTMENT HOMES,
            RIVERHILL APARTMENTS, AND HIDDEN LAKES APARTMENTS
                  STATEMENTS OF EXCESS OF REVENUES OVER
            SPECIFIC OPERATING EXPENSES FOR THE PERIOD FROM
               INCEPTION TO DECEMBER 31, 1996 AND FOR THE
               SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
                     TOGETHER WITH AUDITORS' REPORT

                           ARTHUR ANDERSEN LLP


                REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of THE COMBINED OPERATIONS OF THE WIMBERLY APARTMENT HOMES, RIVERHILL APARTMENTS, AND HIDDEN LAKES APARTMENTS for the period from inception to December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of the combined operations of THE WIMBERLY APARTMENT HOMES, RIVERHILL APARTMENTS, AND HIDDEN LAKES APARTMENTS for the period from inception to December 31, 1996 in conformity with generally accepted accounting principles.

\s\Arthur Andersen LLP
Atlanta, Georgia
September 29, 1997

        THE COMBINED OPERATIONS OF THE WIMBERLY APARTMENT HOMES,
            RIVERHILL APARTMENTS, AND HIDDEN LAKES APARTMENTS
        STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING
    EXPENSES FOR THE PERIOD FROM INCEPTION TO DECEMBER 31, 1996 AND
           FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


                                                   Period from  Six Months
                                                  Inception to    Ended
                                                  December 31,   June 30,
                                                     1996         1997
                                                   ----------   ----------
                                                                 (Unaudited)
REVENUES:
  Rents (Note 1)                                   $1,688,935   $3,059,464
  Other Income                                         97,104      169,854
                                                   ----------    ----------
       Total revenues                               1,786,039    3,229,318
                                                   ----------    ----------
SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                           427,291      688,182
  General and administrative                          534,780      431,467
  Marketing                                           204,582      188,261
  Repairs, maintenance, and contract services         128,543      136,735
  Utilities                                           229,297      144,056
  Property insurance                                  304,950      103,392
  Real estate taxes                                    61,489      105,171
                                                   ----------     ----------
             Total specific operating expenses      1,890,932      1,797,264
                                                   ----------     ----------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                                $(104,893)    $1,432,054
                                                    ==========     ==========

     The accompanying notes are an integral part of these statements.

        THE COMBINED OPERATIONS OF THE WIMBERLY APARTMENT HOMES,
            RIVERHILL APARTMENTS, AND HIDDEN LAKES APARTMENTS
                NOTES TO STATEMENTS OF EXCESS OF REVENUES
                    OVER SPECIFIC OPERATING EXPENSES
           FOR THE PERIOD FROM INCEPTION TO DECEMBER 31, 1996
           AND THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Description of Properties

The Wimberly Apartment Homes, owned by McCaslin Development I Limited and The Limited Partners of Wimberly Apartment Homes, Ltd., is a 372-unit apartment complex located in Dallas, Collin County, Texas. The Riverhill Apartments, owned by McCaslin Development I and The Limited Partners of McCaslin Riverhill, Ltd., is a 334-unit apartment complex located in Grand Prairie, Tarrant County, Texas. Hidden Lakes Apartments, owned by McCaslin Development I Limited and The Limited Partners of McCaslin Hidden Lakes, Ltd., is a 312-unit apartment complex located in Malton City, Tarrant County, Texas. For accounting purposes, The Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lake Apartments became operational in June 1996, December 1995, and September 1996, respectively.

In September 1997, Merry Land & Investment Company, Inc. ("Merry Land") purchased the partnership interests in The Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lake Apartments for approximately $26.5 million, $22 million, and $20 million cash, respectively.

Rental Income

Rents from leases are accounted for ratably over the term of each lease which is generally for a period of twelve months or less.

2.  BASIS OF ACCOUNTING

The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees.

Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                   MERRY LAND & INVESTMENT COMPANY, INC.

              PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

      (Unaudited and Amounts in Thousands, Except Per Share Amounts)

The unaudited consolidated statements of operations are presented as if the Company acquired Polos East Apartments, Ranchstone Apartments, The Oaks Apartments, The Pointe Apartments, Coventry at City View Apartments, Palms at Southshore Apartments, Chatelaine Apartments, Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lakes Apartments as of the beginning of each period presented. In management's opinion, all adjustments necessary to present fairly the effects of the property acquisitions have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the Company had acquired the properties as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                                               MERRY LAND & INVESTMENT COMPANY, INC.
                                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                      (Unaudited and Amounts in Thousands, Except Per Share Amounts)

                                                     Combined
                                                     Results of
                                          Company    Acquired     Pro Forma    Company
                                         Historical  Companies    Adjustments  Pro Forma
                                          --------     --------    --------     --------
INCOME:
   Rental revenue . . . . . . . . . .      $96,874     $9,558(a)                $106,432
   Other revenue . . . . . . . .             7,692          0                    7,692
                                          --------     --------      --------    --------
                                           104,566      9,558                    114,124
                                          --------     --------      --------    --------
EXPENSES:
   Rental expense                           25,229      2,915(a)                  28,144
   Interest                                 10,972                   $5,597(c)    16,569
   Depreciation:
      Real Estate . . .  . . . . . . .      18,963                    2,670(b)    21,633
      Other. . . . . . . . . . . . . .         168                                   168
   Amortization - financing costs              285                                   285
   Taxes and insurance                      11,378      1,652(a)                  13,030
   General and administrative expenses       2,381                                 2,381
                                           --------     --------     --------     --------
                                            69,376      4,567         8,267       82,210
                                           --------     --------     --------     --------
INCOME BEFORE NET REALIZED GAINS            35,190      4,991        (8,267)      31,914

NET REALIZED GAINS                             855                                   855
                                           --------     --------     --------     --------
NET INCOME                                  36,045      4,991        (8,267)      32,769

DIVIDENDS TO PREFERRED SHAREHOLDERS         11,650                                11,650
                                           --------     --------     --------     --------
NET INCOME AVAILABLE FOR COMMON SHARES     $24,395     $4,991       $(8,267)     $21,119
                                           ========     ========     ========     ========
WEIGHTED AVERAGE COMMON SHARES:
   Outstanding                              38,164                                38,164
                                           ========                               ========

   Fully diluted                            48,481                                48,481
                                           ========                               ========
NET INCOME PER SHARE:
   Primary                                  $0.64                                  $0.55
                                           ========                               ========
   Fully diluted                            $0.64                                  $0.55
                                           ========                               ========


                                               MERRY LAND & INVESTMENT COMPANY, INC.
                                          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 1996
                                      (Unaudited and Amounts in Thousands, Except Per Share Amounts)

                                                     Combined
                                                     Results of
                                          Company    Acquired     Pro Forma    Company
                                         Historical  Companies    Adjustments  Pro Forma
                                          --------   ----------    --------     --------
INCOME:
   Rental revenue . . . . . . . . . .      $176,620    $9,969(a)                $186,589
   Other revenue . . . . . . . .             12,000                               12,000
                                          --------     --------      --------    --------
                                            188,620     9,969                    198,589
                                          --------     --------      --------    --------
EXPENSES:
   Rental expense                            48,350     4,246(a)                  52,596
   Interest                                  22,527                  $6,424(c)    28,951
   Depreciation:
      Real Estate . . .  . . . . . . .       34,490                   3,093(b)    37,583
      Other. . . . . . . . . . . . . .          290                                  290
   Amortization - financing costs               569                                  569
   Taxes and insurance                       19,737     1,483(a)                  21,220
   General and administrative expenses        2,858                                2,858
                                           --------     --------     --------     --------
                                            128,821     5,729         9,517      144,067
                                          --------     --------     --------     --------
INCOME BEFORE NET REALIZED GAINS             59,799     4,240        (9,517)      54,522

NET REALIZED GAINS                            4,207                                4,207
                                           --------     --------     --------     --------
NET INCOME                                   64,006     4,240        (9,517)      58,729

DIVIDENDS TO PREFERRED SHAREHOLDERS          19,843                               19,843
                                           --------    --------     --------     --------
NET INCOME AVAILABLE FOR COMMON SHARES     $ 44,163    $4,240       $(9,517)     $38,886
                                           ========    ========     ========     ========
WEIGHTED AVERAGE COMMON SHARES:
   Outstanding                               35,919                               35,919
                                           ========                              ========

   Fully diluted                             46,577                               46,577
                                           ========                              ========
NET INCOME PER SHARE:
   Primary                                   $1.23                                 $1.08
                                           ========                               ========
   Fully diluted                             $1.23                                 $1.08
                                           ========                               ========



                   MERRY LAND & INVESTMENT COMPANY, INC.

              NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                  CONSOLIDATED STATEMENTS OF OPERATIONS


(A) Reflects rental revenue, other property revenues, and property operating and maintenance expenses (exclusive of depreciation expense) for the following properties (the "Properties"):


                                             Completion           Acquisition
          Property                            Date                  Date
     ------------------------              --------------        --------------
    Polos East Apartments                   January 1991         April 18, 1997
    Ranchstone Apartments                   October 1996         May 8, 1997
    The Oaks Apartments                     September 1996       June 19, 1997
    The Pointe Apartments                   October 1996         June 30, 1997
    Coventry at City View Apartments        December 1996        August 1, 1997
    Palms at Southshore Apartments          July 1990            August 1, 1997
    Chatelaine Apartments                   July 1996            August 22, 1997
    Wimberly Apartment Homes                December 1996        September 18, 1997
    Riverhill Apartments                    July 1996            September 18, 1997
    Hidden Lakes Apartments                 December 1996        September 18, 1997


(B) Reflects depreciation expense for the operational portion of the Properties during the periods presented.

(C) Reflects interest expense for the operational portion of the Properties during the periods presented associated with borrowings under the Company's unsecured revolving credit facility which was utilized to acquire the Properties. The Company's borrowings bear interest at LIBOR plus .65%. The weighted average rates used for the 1996 and 1997 periods were 6.17% and 6.22%, respectively.

                   MERRY LAND & INVESTMENT COMPANY, INC.
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                               JUNE 30, 1997
      (Unaudited and Amounts in Thousands, Except Per Share Amounts)

The unaudited pro forma consolidated balance sheet is presented as all of the acquisitions had been consummated as of June 30, 1997.

The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.

                                               MERRY LAND & INVESTMENT COMPANY, INC.
                                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                                          JUNE 30, 1997
                                              (Unaudited and Amounts in Thousands)

                                                                     Pro Forma
                                                 Company             Acquisition         Company
                                                 Historical          Adjustments         Pro Forma
                                                 ----------          ----------          -----------
PROPERTIES, at cost:
   Apartments                                    $1,259,559          $ 127,038(a)        $1,356,597
   Apartments under development                      60,833                                  60,833
   Commercial rental property                         5,541                                   5,541
   Land held for investment or future development     4,090                                   4,090
   Operating equipment                                2,442                                   2,442
                                                  ----------          ----------          ----------
                                                  1,332,465            127,038            1,459,503
   Less accumulated depreciation and depletion     (119,597)                               (119,597)
                                                  ----------           ---------           ----------
                                                  1,212,868            127,038            1,339,906
                                                  ----------           ---------           ----------
CASH AND SECURITIES:
   Cash and cash equivalents                            557                                     557
   Marketable securities                              4,190                                   4,190
                                                  ----------           ---------           ----------
                                                      4,747                                   4,747
                                                  ----------           ---------           ----------
OTHER ASSETS:
   Notes receivable                                     709                                     709
   Broker receivable                                  2,358                                   2,358
   Deferred loan costs                                3,212                                   3,212
   Other                                              3,318             (1,531)(a)            1,787
                                                  ----------           ---------           ----------
                                                      9,597             (1,531)               8,066
                                                  ----------           ---------           ----------
         Total assets                            $1,227,212           $125,507           $1,352,719
                                                 ===========          ==========          ===========

NOTES PAYABLE:
   Mortgage loans                                $   27,469           $                   $  27,469
   Senior notes                                     360,000                                 360,000
   Note payable - credit line                        13,500            122,581(a)           136,081
                                                  ----------           ---------           ----------
                                                    400,969            122,581              523,550
                                                  ----------           ---------           ----------

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES:
   Accrued interest                                   4,016                                   4,016
   Resident security deposits                         1,394                363(a)             1,757
   Accrued property taxes                            11,470              1,739(a)            13,209
   Accrued employee compensation                      1,231                                   1,231
   Other                                              9,392                824(a)            10,216
                                                  ----------           ---------           ----------
                                                     27,503              2,926               30,429
                                                  ----------           ---------           ----------

STOCKHOLDERS' EQUITY:
Preferred stock, at $25 and $50
   liquidation preference; 20,000 shares
   authorized, 241 and 359 shares,
   $1.75 Series A cumulative convertible              6,017                                   6,017
4,000 shares, $2.205 Series B
   cumulative convertible                           100,000                                 100,000
4,600 shares, $2.15 Series C
   cumulative convertible                           114,995                                 114,995
1,000 shares, $4.145 Series D
   cumulative redeemable preferred                   50,000                                  50,000
Common stock, at $1 stated value; 100,000 shares
   authorized, 38,608 and 37,784 shares issued       38,608                                  38,608
Capital surplus                                     514,593                                 514,593
Cumulative undistributed net earnings                (3,319)                                 (3,319)
Notes receivable from stockholders and ESOP         (22,630)                                (22,630)
Unrealized gain on securities                           476                                     476
                                                  ----------           ---------           ----------
                                                    798,740                                 798,740
                                                  ----------           ---------           ----------
   Total liabilities and stockholders' equity    $1,227,212           $125,507           $1,352,719
                                                 ===========          ==========          ===========



                   MERRY LAND & INVESTMENT COMPANY, INC.
               NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA
                        CONSOLIDATED BALANCE SHEET

(A) Reflects the acquisition of Coventry at City View Apartments, Palms at Shouthshore Apartments, Chatelaine Apartments, Wimberly Apartment Homes, Riverhill Apartments, and Hidden Lakes Apartments which took place after June 30, 1997, the related application of the earnest money deposits to the purchase price, borrowings under the $130 million unsecured credit facility, and the assumption of the security deposit, property tax, and other liabilities.

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K into the Company's previously filed Registration Statement File Nos. 33-65067, 33-03335, and 333-22221.





/s/ Arthur Andersen LLP

Atlanta, Georgia
October 2, 1997